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                                                                EXHIBIT 10.14(i)


                CB COMMERCIAL REAL ESTATE SERVICES GROUP, INC./

                            KMS HOLDING CORPORATION

            AMENDED 1994 NONQUALIFIED PERFORMANCE STOCK OPTION PLAN


          Section 1.     Description of Plan.  This is the Amended 1994
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Nonqualified Performance Stock Option Plan, dated November 23, 1994, as amended
May 26, 1995 (the "Plan"), of KMS Holding Corporation, a Delaware corporation (the "Company"). Under the Plan, officers, certain directors, key employees and consultants of the Company or any of the directly or indirectly owned subsidiaries of the Company (individually, a "Subsidiary," and collectively, the "Subsidiaries"), to be selected as set forth below, may be granted options ("Options") to purchase shares of the Common Stock, $.01 par value per share, of the Company (the "Common Stock"). It is intended that Options under the Plan will not qualify for treatment as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and will thus be designated "Nonqualified Stock Options."

          Section 2.     Purpose of Plan.  The purpose of the Plan and of
                         ---------------
granting Options to specified persons is to further the growth, development and financial success of the Company and its Subsidiaries by providing additional incentives to certain officers, certain directors, key employees and consultants. By assisting such persons in acquiring shares of the Common Stock, the Company can ensure that such persons will themselves benefit directly from the Company's and the Subsidiaries' growth, development and financial success.

          Section 3.     Eligibility.  The persons who shall be eligible to
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receive grants of Options under the Plan shall be directors who are designated as "independent" members of the Company's Board of Directors (the "Board") and the officers and key employees and consultants of the Company and the Subsidiaries, including those directors of the Company and the Subsidiaries who are also officers, key employees and/or consultants. A person who holds an Option is herein referred to as a "Participant," and more than one Option may be granted to any Participant. Notwithstanding the foregoing, the Board may at any time or from time to time designate one or more directors as ineligible for selection as a Participant under the Plan for any period or periods of time.
The designation by the Board of a director as ineligible for selection as a Participant under the Plan shall not affect Options previously granted to such director under the Plan.

          Section 4.     Administration.
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          (a)  The Plan shall be administered by the Board or, at the Board's option, by a compensation committee established by the Board (the Board and such committee, collectively, the "Committee").

          (b) The Committee is authorized and empowered to administer the Plan and, subject to the Plan (i) to select the Participants, to specify the number of shares of
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Common Stock with respect to which Options are granted to each Participant, to specify the terms of the Options, and in general to grant Options; (ii) to determine the dates upon which Options shall be granted and the terms and conditions thereof in a manner consistent with the Plan, which terms and conditions need not be identical as to the various Options granted; (iii) to interpret the Plan; (iv) to prescribe, amend and rescind rules relating to the Plan; (v) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (vi) to determine the rights and obligations of Participants under the Plan; (vii) to specify the Option Price (as defined in Section 6);
(viii) to accelerate the time during which an Option may be exercised in accordance with the provisions of Section 15 hereof, and to otherwise accelerate the time during which an Option may be exercised, in each case notwithstanding the provisions in the Option Agreement (as defined in Section 12) stating the time during which it may be exercised; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan. The good faith interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it shall be final, conclusive and binding. No member of the Committee shall be liable for any action or determination made with respect to the Plan or any Option granted hereunder.

          Section 5.     Shares Subject to the Plan.  The number of shares of
                         --------------------------
Common Stock which may be purchased pursuant to the exercise of Options granted under the Plan shall not exceed 515,000 subject to adjustment as provided in
Section 11 hereof. Upon the expiration or termination, in whole or in part, for any reason of an outstanding Option or any portion thereof which shall not have vested or shall not have been exercised in full or in the event that any shares of Common Stock acquired pursuant to the Plan are reacquired by the Company, (a) any shares of Common Stock then remaining unissued which shall have been reserved for issuance upon such exercise or (b) the shares reacquired, as the case may be, shall again become available for the granting of additional Options under the Plan.

          Section 6.     Option Price.  The purchase price per share (the
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"Option Price") of the shares of Common Stock underlying each Option shall be determined by the Committee, and shall be subject to adjustment as provided herein.

          Section 7.     Restrictions on Grants; Vesting of Options.
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Notwithstanding any other provisions set forth herein or in any Option
Agreement, no Options may be granted under the Plan subsequent to 10 years from the date hereof. The vesting of all Options may be based on the Company's attaining of performance criteria as specified at the time of the granting thereof and may also be based on the passage of time. The Committee shall determine the performance criteria, the performance measurement period and the vesting schedule applicable to each Option or group of Options in a schedule, a copy of which shall be filed with the records of the Committee and attached to each Option Agreement to which the same applies. The performance criteria, the performance

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measurement period and the vesting schedule need not be identical for all
Options granted hereunder. Following the conclusion of each applicable performance measurement period, the Committee shall determine the extent, if at all, that each Option subject thereto shall have vested based upon the applicable performance criteria and vesting schedule. To the extent each such Option shall not have vested, and does not also vest based on the passage of time, it shall, to that extent, automatically terminate and cease to be exercisable to such extent notwithstanding the stated term during which it may be exercised. The Committee shall promptly notify each affected Participant of such determination. The Committee may periodically review the performance criteria applicable to any Option or Options and, in its sole good faith judgment, may adjust the same to reflect unanticipated major events, such as catastrophic occurrences, mergers, acquisitions and the like.

     Section 8.  Exercise of Options. Once vested, an Option may be exercised
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by the Participant by giving written notice to the Company specifying the number of full shares to be purchased and accompanied by payment of the full purchase price therefor in cash, by check or in such other form of lawful consideration as the Committee may approve from time to time, including, without limitation and in the sole discretion of the Committee, the assignment and transfer by the Participant to the Company of outstanding shares of Common Stock theretofore held by the Participant in a manner intended to comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, if applicable. Once vested, an Option may only be exercised by the Participant or in the event of death of the Participant, by the person or persons (including the deceased Participant's estate) to whom the deceased Participant's rights under such Option shall have passed by will or the laws of descent and distribution or the terms of the Participant's inter vivos trust. Notwithstanding the foregoing in the immediately preceding sentence, in the event of disability (within the meaning of Section 22(e)(3) of the Code) of a Participant, a designee, or if the Participant has no designee, the legal representative, of such Participant may exercise the Option on behalf of such Participant (provided such Option would have been exercisable by such Participant) until the right to exercise such Option expires, as set forth in such Participant's particular Option Agreement.

     Section 9.  Issuance of Common Stock.  The Company's obligation to issue
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shares of its Common Stock upon exercise of an Option is expressly conditioned upon the compliance by the Company with any registration or other qualification obligations with respect to such shares under any state and/or federal law or rulings and regulations of any government regulatory body and/or the making of such investment representations or other representations and undertakings by the Participant (or the Participant's legal representative, heir or legatee, as the case may be) in order to comply with the requirements of any exemption from any such registration or other qualification obligations with respect to such shares which the Company in its sole discretion shall deem necessary or advisable.
Such required representations and undertakings may include representations and agreements that such Participant (or the Participant's legal representative, heir or legatee): (a) is purchasing

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such shares for investment and not with any present intention of selling or otherwise disposing of such shares; and (b) agrees to have a legend placed upon the face and reverse of any certificates evidencing such shares (or, if applicable, an appropriate data entry made in the ownership records of the Company) setting forth (i) any representations and undertakings which such Participant has given to the Company or a reference thereto, and (ii) that, prior to effecting any sale or other disposition of any such shares, the Participant must furnish to the Company an opinion of counsel, satisfactory to the Company and its counsel, to the effect that such sale or disposition will not violate the applicable requirements of state and federal laws and regulatory agencies; provided, however, that any such legend or data entry shall be removed when no longer applicable. Inability of the Company to obtain, from any regulatory body having jurisdiction, authority reasonably deemed by the Company's counsel to be necessary for the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained. Any shares of Common Stock issued by the Company upon exercise of an Option granted hereunder shall be subject to a right of first refusal of the Company with respect to all shares proposed to be transferred by Participant, as described in Section 12 hereof and as more fully described in each particular Option Agreement.

     Section 10.  Nontransferability.  An Option may not be sold, pledged,
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assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution or inter vivos to a trust for the benefit of the Participant or the Participant and the Participant's spouse. Any permitted transferee shall be required prior to any transfer of an Option or shares of Common Stock acquired pursuant to the exercise of an Option to execute a written undertaking to be bound by the provisions of the applicable Option Agreement.

     Section 11.  Adjustments To Capitalization. Subject to Section 14(b)
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hereof, if the outstanding shares of the Common Stock of the Company are changed into, or exchanged for, a different number or kind of shares or securities of the Company through reorganization, recapitalization or reclassification, or if the number of outstanding shares is changed through a stock split, stock dividend, stock consolidation or like capital adjustment, or if the Company makes a distribution in partial liquidation or any other comparable extraordinary distribution with respect to its Common Stock, an appropriate adjustment shall be made by the Committee in the number, kind or exercise price of shares as to which Options may be granted. A corresponding adjustment shall likewise be made in the number, kind or exercise price of shares with respect to which unexercised Options have theretofore been granted. Any such adjustment in an outstanding Option, however, shall be made without change in the total price applicable to the unexercised portion of the Option but with a corresponding adjustment in the price for each share covered by the Option. In making such adjustments, or in determining that no such adjustments are necessary, the Committee may rely upon the advice of counsel and accountants to the Company, and the good faith

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determination of the Committee shall be final, conclusive and binding.  No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

        Section 12.     Option Agreement.  Each Option granted under the Plan
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shall be evidenced by a written nonqualified performance stock option agreement
(an "Option Agreement") executed by the Company and the Participant which (a) shall contain each of the provisions and agreements herein specifically required to be contained therein; (b) shall contain provisions which give the Company a right to first refusal to purchase any Common Stock issued pursuant to the exercise of Options granted under the Plan which a Participant proposes to sell; and (c) may contain such other terms and conditions as the Committee deems desirable and which are not inconsistent with the Plan.

        Section 13.     Rights as a Stockholder.  A Participant shall have no
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rights as a stockholder with respect to any shares covered by an Option until the date (the "Exercise Date") an entry evidencing such ownership is made in the stock transfer books of the Company. Except as otherwise provided in Section 11 hereof, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the Exercise Date.

        Section 14.     Termination of Options.
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        (a)  Each Option granted under the Plan shall set forth a termination date thereof, which shall be not later than ten (10) years from the date such Option is granted subject to earlier termination as set forth in Section 7,
Section 14(b) or Section 15 hereof, or as otherwise set forth in each particular Option Agreement. The termination of employment of, or of a consulting relationship with, a Participant for any reason shall not accelerate or otherwise affect the number of shares with respect to which an Option may be exercised; provided, however, that the Option may only be exercised with respect to that number of shares which could have been purchased under the Option had the Option been exercised by the Participant on the date of such termination.

        (b) Subject to Section 15 hereof, upon the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, or upon any reorganization, merger or consolidation in which the Company does not survive, or upon any reorganization, merger or consolidation in which the Company does survive and the Company's stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, the Plan and each outstanding Option shall terminate; provided that in such event each Participant who is not tendered an option by the surviving corporation in accordance with all of the terms of the immediately succeeding sentence, or does not accept any such substituted option which is so tendered, shall have the right until 10 days before the effective date of such dissolution, liquidation, reorganization, merger or consolidation to exercise, in whole or in

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part, any unexpired Option or Options issued to the Participant, to the extent that said Option is then vested and exercisable pursuant to the provisions of said Option or Options and of Section 7 of the Plan. In its sole and absolute discretion, the surviving corporation in any reorganization, merger or consolidation may, but shall not be so obligated to, tender to any Participant an option or options to purchase shares of the surviving corporation, and such new option or options shall contain such terms and provisions as shall be required to substantially preserve the rights and benefits of any Option then outstanding under the Plan and, if accepted by such Participant, such new option shall replace the Option under the Plan.

        Section 15.     Acceleration of Options.  Notwithstanding the provisions
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of Section 7 or Section 14 hereof, or any provision of the contrary contained in a particular Option Agreement, the Committee, in its sole discretion, at any time, or from time to time, may elect to accelerate the vesting of all or any portion of any Option then outstanding. The decision by the Committee to accelerate an Option or to decline to accelerate an Option shall be final, conclusive and binding. In the event of the acceleration of the exercisability of Options as the result of a decision by the Committee pursuant to this Section 15, each outstanding Option so accelerated shall be exercisable for a period from and after the date of such acceleration and upon such other terms and conditions as the Committee may determine in its sole discretion provided that such terms and conditions (other than terms and conditions relating solely to the acceleration of exercisability and the related termination of an Option) may not adversely affect the rights of any Participant without the consent of the Participant so adversely affected. Any outstanding Option which has not been exercised by the holder at the end of such period shall terminate automatically and become null and void.

        Section 16.     Withholding of Taxes.  The Company, or a Subsidiary, as
                        --------------------
the case may be, may deduct and withhold from the wages, salary, bonus and other income paid by the Company or such Subsidiary to the Participant the requisite tax upon the amount of taxable income, if any, recognized by the Participant in connection with the exercise in whole or in part of any Option, or the sale of Common Stock issued to the Participant upon the exercise of an Option, as may be required from time to time under any federal or state tax laws and regulations. This withholding of tax shall be made from the Company's (or such Subsidiary's) concurrent or next payment of wages, salary, bonus or other income to the Participant or by payment to the Company (or such Subsidiary) by the Participant of the required withholding tax, as the Committee may determine; provided, however, that, in the sole discretion of the Committee, the Participant may pay such tax by reducing the number of shares of Common Stock issued upon exercise of an Option (for which purpose such shares shall be valued at fair market value as determined in good faith by the Committee, which determination shall be final, conclusive and binding).

        Section 17.     Effectiveness and Termination of the Plan.  The Plan
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shall be effective on the date on which it is adopted by the Board.  The Plan shall terminate at the earliest of the time when all shares of Common Stock which may be issued hereunder have


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been so issued or such other time as set forth in Section 14(b) hereof;
provided, however, that the Board may in its sole discretion terminate the Plan at any other time. Subject to Section 14(b) hereof, no such termination shall in any way affect any Option then outstanding.

        Section 18.     Time of Granting Options.  The date of grant of an
                        ------------------------
Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

        Section 19.     Amendment of Plan.  The Committee may make such
                        -----------------
amendments to the Plan and, with the consent of each Participant affected, in the terms and conditions of granted Options as it shall deem advisable, including, without limitation, accelerating the time at which an Option may be exercised. No amendment shall in any way adversely affect any Option then outstanding, without the consent of the Participant so adversely affected.

        Section 20.     Transfers and Leave of Absence.  For purposes of the
                        ------------------------------
Plan, (a) a transfer of a Participant's employment or consulting relationship, without an intervening period, between the Company and a Subsidiary shall not be deemed a termination of employment or a termination of consulting relationship and (b) a Participant who is granted in writing a leave of absence shall be deemed to have remained in the employ of, or in a consulting relationship with, the Company (or a Subsidiary, whichever is applicable) during such leave of absence.

        Section 21.     No Obligation to Exercise Option.  The granting of an
                        --------------------------------
Option shall impose no obligation on the Participant to exercise such Option.

        Section 22.     Indemnification.  In addition to such other rights of
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indemnification as they may have as directors, the members of the Board or
Committee shall be indemnified by the Company to the fullest extent permitted by law against the reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in satisfaction of a judgement in any such action, suit or proceeding.

        Section 23.     Governing Law.  The Plan and any Option granted pursuant
                        -------------
to the Plan shall be construed under and governed by the laws of the State of Delaware without regard to conflict of law provisions thereof.


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          Section 24. Not an Employment or Other Agreement. Nothing contained in
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the Plan or in any Option Agreement shall confer, intend to confer or imply any rights of employment or any rights to any other relationship or rights to continued employment by, or rights to a continued relationship with, the Company or any Subsidiary in favor of any Participant or limit the ability of the Company or any Subsidiary to terminate with or without cause, in its sole and absolute discretion, the employment of, or relationship with, any Participant, subject to the terms of any written employment or other agreement to which a Participant is a party.

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